COMPASS 2 AND 3 VARIABLE ACCOUNTS:

Capital Appreciation Variable Account          High Yield Variable Account
Government Securities Variable Account         Money Market Variable Account
Global Governments Variable Account            Total Return Variable Account

                        Supplement to Current Prospectus:


Effective immediately, the section entitled "Disclosure of Portfolio Holdings" is restated in its entirety as follows:

DISCLOSURE OF PORTFOLIO HOLDINGS

The Compass Variable Accounts have established a policy with respect to the disclosure of Variable Account portfolio holdings. A description of this policy is provided in the Statement of Additional Information. In addition, by clicking on "Sun Life Annuities" in the "Products and Performance" section of the MFS Web site (mfs.com), the following information is generally available to you:

-------------------------------------------------------------------- -------------------------------------------------
Information                                                          Approximate Date of Posting to Web Site
-------------------------------------------------------------------- -------------------------------------------------
-------------------------------------------------------------------- -------------------------------------------------
Variable Account's full securities holdings as of each month's end   24 days after month end
-------------------------------------------------------------------- -------------------------------------------------

Note that the Variable Accounts or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Variable Account files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.


                 The date of this supplement is March 23, 2007.